UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): April 18, 2006

VERIDICOM INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Delaware	000-12382	95-2577731
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

21 Water Street, 5th Floor, Vancouver, British Columbia V6B 1A1
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (206) 224-6206

Copies to:
Marc Ross, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

3800-999 3rd Avenue, Seattle, Washington 98104-4023
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

To obtain funding for the purpose of payment of legal settlements, general corporate and operating purposes, including product development and enhancements, sales and marketing efforts and payment of consulting and legal fees, Veridicom International, Inc. (the “Company”) entered into a Securities Purchase Agreement with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd., AJW Partners, LLC, Alpha Capital, Enable Growth Partners L.P., Whalehaven Capital Fund Limited, Meadowbrook Opportunity Fund LLC and TCMP3 Partners (collectively, the “Investors”) on February 25, 2005 for the sale of (i) $5,100,000 in callable secured convertible notes (the “Notes”) and (ii) stock purchase warrants (the “Warrants”) to buy an aggregate of 10,200,000 shares of our common stock.

On February 25, 2005 the Investors purchased $1,700,000 in Notes and received Warrants to purchase an aggregate of 3,400,000 shares of our common stock. Between April 29, 2005 and May 9, 2005, the Investors purchased an additional $1,700,000 in Notes and received Warrants to purchase an aggregate of 3,400,000 shares of our common stock. On August 16, 2005 the Company closed on the sale of an additional $1,220,000 in Notes to the Investors, who received Warrants to purchase an aggregate of 2,440,000 shares of our common stock.

The Warrants were exercisable until five years from the date of issuance. Half of the Warrants are designated as Series A Warrants and have an exercise price of $3.00 per share and the other half are designated as Series B Warrants and have an exercise price of $5.00 per share.

On March 30, 2006 the Company made a special offer to the holders of the Series A Warrants and the Series B Warrants to reduce the exercise price for all of such Warrants to $0.04 per share, which expired on April 10, 2006. In connection with this special offer the Investors exercised and aggregate of 8,400,000 Warrants to purchase 8,400,000 shares of our common stock for an aggregate exercise price of $336,000.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit No.	Description

4.1	Form of Notice of Special Offer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veridicom International, Inc.

Date: April 18, 2006	By:	/s/ Bashir Jaffer
Name: Bashir Jaffer
Title: Chief Financial Officer (Duly Authorized Officer)